     Exhibit 10.49

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

INTERIM AGREEMENT ENTERED INTO BETWEEN SASSA AND CASH PAYMASTER SERVICES (PROPRIETARY) LIMITED (‘CPS’) (‘THE PARTIES’)

Preamble:

Whereas there are a number of existing Service Level Agreements (‘SLAs’) between the South African Social Security Agency (‘SASSA’) and a number of NetlApplied Technologies South Africa Limited’s subsidiaries, for the payment of grant beneficiaries in the following provinces: Kwa-Zulu Natal, Limpopo, Northern Cape, North West and a portion of the Eastern Cape (‘the Provinces’);

Whereas the SLAs are terminating on 31 March 2009 and the Parties realise the need for continued payment of social grants to beneficiaries in the Provinces;

Whereas the Parties are desirous to eventually enter into an agreement which will consolidate all the agreements concluded in respect of each Province into one agreement (‘the consolidated agreement’) and which agreement will supersede this Agreement;

Therefore, the Parties agree as follows:

1.	CPS is appointed to render the grant payment services specified in and in accordance with the SLAs in the Provinces with effect from 1st April 2009 to 31st March 2010;

2.

the Parties agree that pending the conclusion of the consolidated agreement, all the terms and conditions contained in the SLAs shall apply equally herein to each Province in respect of which the applicable SLA has been concluded and shall be incorporated herein as if specifically recorded save as amended hereby;

3.

CPS agrees to invoice SASSA on a cost per recipient basis in all its Provinces in accordance with Annexure A. Such a modification must result in the lowering of the overall fees payable by SASSA to CPS;

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

4.

SASSA confirms that the grant recipient number is [***] ([***]) as specified in the SOCPEN payment file for the month of December 2008. This number shall be the guaranteed recipient baseline for the purposes of this Agreement and the consolidated agreement;

5.

subject to the provisions of paragraph 4, the Parties agree that any additional grant recipient numbers in excess of the guaranteed recipient baseline shall result in CPS reducing the service fee to be charged to SASSA in accordance with the formula contained in Annexure A attached hereto;

6.	the Parties agree to negotiate in good faith and endeavour to conclude the consolidated agreement by no later than 30th April 2009;

7.	SASSA agrees that CPS will no longer be required to contribute to the Social Responsibility Funds (RDP);

8.

SASSA agrees to pre-fund grant payments in all Provinces and to advance such funds to CPS at least 48 (forty-eight) hours prior to the commencement of the applicable payment cycle effective from the May 2009 payment cycle. Furthermore, CPS undertakes to refund SASSA on all interest earned on the amount pre-funded to CPS;

9.

this Agreement is binding between the Parties up until such time that the Parties sign the consolidated agreement. The Parties agree that failure to conclude the consolidated agreement shall not affect the validity of this Agreement;

10.

if any provision contained in the SLAs is inconsistent with the provisions of the Public Finance Management Act No 1 of 1999, the SASSA Act No 9 of 2004 and the Social Assistance Act No 13 of 2004, then in such an event such provision shall be deemed severable from the remainder of this Agreement provided that should such occurrence has a material negative effect on CPS net income. In the event that the Parties disagree whether or not the effect is material then, in such event, the matter shall be referred to an independent subject matter expert (agreed to by the Parties) who shall determine whether

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

or not such negative effect is material. If the Parties fail to agree on the subject matter expert, then same shall be appointed by TOKISO or its assignees or successors-in-title. The decision of the subject matter expert is final and binding upon the Parties;

11.	Parties agree that the consolidated agreement will not contain any terms or conditions which are inconsistent with the legislation specified in paragraph 10; and

12.	CPS agrees to standardise service fees payable by SASSA to CPS across all Provinces.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

THUS SIGNED AT SANDTON ON THIS 25TH DAY OF MARCH 2009.

Witnesses:

1./s/ Bandile Maqetuka	FEZILE MAKIWANE
Name: Bandile Maqetuka	Chief Executive Officer,
South African Social Security Agency
/s/ Fezile Makiwane

2. /s/ Mazwi Yako
Name: Mazwi Yako

THUS SIGNED AT SANDTON ON THIS 25TH DAY OF MARCH 2009.

Witnesses:

1. /s/ Bandile Maqetuka	SERGE BELAMANT
Name: Bandile Maqetuka	Chief Executive Officer,
Cash Paymaster Services (Proprietary) Limited
/s/ Serge Belamant

2./s/ Mazwi Yako
Name: Mazwi Yako

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

ANNEXURE “A”: SERVICE FEE

SASSA shall pay CPS the Service Fee, calculated in accordance with the formula below for the services rendered in all the Provinces in accordance with the Interim Agreement:

Service Fee = ([***] beneficiaries x R[***]) + (b x R[***])

where	b = the amount of recipients in excess of [***] paid during the applicable pay cycle

All amounts exclude Value Added Tax (VAT).

CPS will invoice SASSA within 36 hours after payment has been completed for each specific pay cycle.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.